CLASSIC BANCSHARES

DAVID B. BARBOUR
President and CEO

LISAH M. FRAZIER, CPA
Chief Operating Officer and Chief Financial Officer

ROBERT S. CURTIS
Executive Vice President and President, Classic Bank

Forward Looking Statements

When used in this report, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, changes in economic conditions in the Company's market area, changes in real estate values in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake—and specifically declines any obligation—to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

CLASSIC BANCSHARES

History

- 1910 - Ashland Building and Loan
- 1932 - Ashland Federal Savings & Loan
- 1995 - Classic Bancshares formed as the thrift holding company for AFS&L with $40.0 million in assets and 1 location
- 1996 - Acquired First Paintsville Bancshares $66.0 million in assets
- 1999 - Acquired Citizens Bank $13.7 million in assets
- 2001 - Consolidated to single state-chartered bank

CLASSIC BANCSHARES

Acquired Assets and Internally Generated Assets



$69.0 Million
$66.1 Million
$80.3 Million
Assets at March 31, 1995
Assets through Acquisition
Assets through Internal Growth

$215.4 Million at March 31, 2002

CLASSIC BANCSHARES

Markets Served


Peoria
Springfield
Indianapolis
Columbus
Harrisburg
Illinois
Indiana
Cincinnati
Washington
Jefferson City
Charleston
Evansville
KENTUCKY
Richmond
Roanoke
Virginia
Nashville
Tennessee
Winston-Salem
Raleigh
Knoxville
Charlotte
Tennessee
Little Rock
Alabama
Huntsville

CLASSIC BANCSHARES

Markets Served

8 Branch Locations in Eastern Kentucky

18 ATM Locations in
Tri-State Area


GREENUP
BOYD
CARTER
JOHNSON
KENTUCKY

CLASSIC BANCSHARES

Naomi Judd Campaign

Image and Positioning

"Big Bank Freedom with Small Town Comforts"

Classic Values, Classic Bank



The Industry Today

	BANKS AND THRIFTS ASSETS>$1 BILLION			CLASSIC BANCSHARES		BANKS AND THRIFTS ASSETS<$1 BILLION		
	1999	2000	2001	FYE 2002	FYE 2001	1999	2000	2001
RETURN ON ASSETS	1.22%	1.11%	1.13%	1.10%	0.60%	1.00%	1.06%	1.03%
RETURN ON EQUITY	15.18%	13.57%	12.94%	10.30%	5.30%	9.92%	10.48%	9.90%
LOANS/DEPOSITS	97.90%	98.50%	95.50%	100.90%	95.50%	80.10%	81.0%	78.90%
CAPITAL/ASSETS	8.04%	8.15%	8.76%	10.20%	10.90%	10.09%	10.48%	10.40%

Banks: 448 Thrifts: 97

Banks: 8144 Thrifts: 923

Classic Bancshares... Higher returns of the larger banks without assuming the risk profiles of larger banks. Stable credit quality, diversified portfolio.

CLASSIC BANCSHARES

Business Strategy

- Profitable Growth Through Most Efficient Funding Sources
- Balance Sheet Diversification
- Increase Non-Interest Income
- Control Non-Interest Expenses

CLASSIC BANCSHARES

Profitable Growth

Total Assets



TOTAL ASSETS
At March 31
(Dollars in Thousands)
66,083
131,554
131,121
142,739
175,254
187,860
215,447
'96
'97
'98
'99
'00
'01
'02

CLASSIC BANCSHARES

Profitable Growth

Net Income and Diluted Earnings Per Share


NET INCOME
FYE March 31
(Dollars in Thousands)
293
623
1,02
885
1,07
1,048
2,200
'96
'97
'98
'99
'00
'01
'02


DILUTED EARNINGS PER SHARE
FYE March 31
$.08
$.51
$.83
$.72
$.92
$.96
$1.94
'96
'97
'98
'99
'00
'01
'02

CLASSIC BANCSHARES

Profitable Growth

Return on Assets and Return on Equity



RETURN ON AVERAGE ASSETS
FYE March 31
0.5%
0.6%
0.8%
0.6%
0.6%
0.6%
1.1%
'96
'97
'98
'99
'00
'01
'02



RETURN ON AVERAGE EQUITY
FYE March 31
2.5%
3.2%
5.2%
4.3%
5.5%
5.3%
10.3%
'96
'97
'98
'99
'00
'01
'02

CLASSIC BANCSHARES

Balance Sheet Diversification

Total Loans by Type



LOANS BY TYPE
At March 31
(Dollars in Thousands)
43,134
1.063
2.909
619
39.944
80,922
4.794
6.977
6.909
62.214
89,105
6.942
9.970
7.115
66.079
94,676
14.747
10.136
7.901
61.992
124,759
20.539
15.216
14.076
71.928
135,429
26.727
16.977
19.249
73.576
155,840
33.449
23.105
24.966
74.021
'96
'97
'98
'99
'00
'01
'02
1-4 Family Mortgages
Consumer
Commercial / Real Estate
Commercial /Business

CLASSIC BANCSHARES

Balance Sheet Diversification

Non-Performing Assets to Total Assets


NON-PERFORMING ASSETS
TO TOTAL ASSETS
At March 31
0.9%
0.8%
0.4%
0.4%
0.6%
0.5%
0.3%
'96
'97
'98
'99
'00
'01
'02

CLASSIC BANCSHARES

Balance Sheet Diversification

Net Charge-Off Ratio



NET CHARGE-OFFS TO
AVERAGE LOANS OUTSTANDING
FYE March 31
0.5%
0.2%
0.1%
0.1%
0.2%
0.1%
0.1%
'96
'97
'98
'99
'00
'01
'02

CLASSIC BANCSHARES

Balance Sheet Diversification

Total Deposits by Type



DEPOSITS BY TYPE
At March 31
(Dollars in Thousands)
46,200
9.192
39.008
100,519
9.496
30.295
60.739
104,927
10.152
30.334
64.441
117,732
9.600
35.674
72.459
134,897
14.749
45.909
74.340
145,430
17.196
49.906
79.439
158,874
20.404
57.434
91.036
'96
'97
'98
'99
'00
'01
'02

- Non-Interest Bearing Deposits
- Savings, NOW & Money Market
- Certificates of Deposit

CLASSIC BANCSHARES

Balance Sheet Diversification

Net Interest Margin



NET INTEREST MARGIN (TEY)
FYE March 31
2.5%
3.8%
4.1%
4.1%
4.3%
4.0%
4.4%
'96
'97
'98
'99
'00
'01
'02

CLASSIC BANCSHARES

Increase Non-Interest Income

Total Non-Interest Income



NON-INTEREST INCOME
FYE March 31
(Dollars in Thousands)
108
219
502
675
895
1,085
1,455
'96
'97
'98
'99
'00
'01
'02

CLASSIC BANCSHARES

Control Non-Interest Expenses

Non-Interest Expenses



RATIO OF NON-INTEREST EXPENSES
TO AVERAGE TOTAL ASSETS
FYE March 31
1.8%
2.8%
3.0%
3.1%
3.2%
3.2%
2.9%
'96
'97
'98
'99
'00
'01
'02

CLASSIC BANCSHARES

Control Non-Interest Expenses

Efficiency Ratio



EFFICIENCY RATIO
FYE March 31
64.7%
73.6%
66.6%
71.2%
69.4%
69.9%
60.6%
'96
'97
'98
'99
'00
'01
'02

NOTE: Expenses were adjusted to exclude the amortization of goodwill

CLASSIC BANCSHARES

Current Quarter Results

	June 30, 2002	March 31, 2002
	(Dollars in Thousands)	
Total Assets	$ 227,487	$ 215,447
Loans Receivable, Net	171,170	160,316
Deposits	159,827	158,874
FHLB Advances	36,570	27,401
Stockholders' Equity	23,049	21,981

	At or For the Three Months Ended June 30	
	2002	2001
	(Dollars in Thousands)	
Net Income	$ 656	$ 414
Basic Earnings per Share	$0.62	$0.39
Diluted Earnings per Share	$0.56	$0.37
Return on Average Assets	1.2%	0.9%
Return on Equity	11.6%	8.1%
Net Interest Margin (TEY)	4.6%	4.0%
Non-Performing Assets to Total Assets	0.4%	0.5%
Efficiency Ratio	57.6%	66.0%
Book Value per Share	$20.57	$18.19

Future Income Drivers

- Internal Growth
- No Additional Incremental Overhead Costs Required
- Fee Income
- Acquisitions
- Increase of Non-Interest Bearing Deposit Accounts
- Leverage as Appropriate

CLASSIC BANCSHARES

CLASSIC BANCSHARES

Questions & Answers